EXHIBIT 10.5
                                                                    ------------
                                     [LOGO]
                                 LOCATEPLUS.com

                            CHANNEL PARTNER AGREEMENT

This CHANNEL PARTNER AGREEMENT (this "Agreement") is entered into as of September 1st , 2001, by and between Intellicorp LTD ("Intellicorp"), an Ohio Limited Partnership , with a principal place of business at 6001 Cochran Rd, Suite 200, Solon, Ohio 44139, and LocatePLUS Holdings Corporation, a Delaware corporation, with its principal place of business at 100 Cummings Center, Suite 235M, Beverly, MA 01915 ("LocatePLUS(R)").

                               B A C K G R O U N D

LocatePLUS(R) is in the business of developing, integrating and licensing certain data content for and to third parties. Intellicorp wishes LocatePLUS(R) to develop specific content for Intellicorp and to license that content to Intellicorp, LocatePLUS(R) is interested in developing and licensing such website content to Intellicorp under the terms and conditions set forth in this Agreement.

Intellicorp mission is to provide their customers with end-to-end wireless solutions that will lead to increased customer satisfaction and revenue, while providing a dynamic wireless platform that will grow as technology and requirements change. LocatePLUS(R) wishes to have wirelessly enabled specific content with the Intellicorp technology for the sole purpose that LocatePLUS(R) can resell to its customer base. Intellicorp is interested in developing and licensing such technology to LocatePLUS(R) under the terms and conditions set forth in this Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING, FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH HEREIN, THE PARTIES AGREE AS
FOLLOWS:
                                    ARTICLE 1
                                   DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings given to such terms elsewhere in this Agreement or as set forth below:

     (a) "Intellicorp Content" means the materials, if any, provided to LocatePLUS(R)by Intellicorp from time to time to be incorporated into the Licensed Data Content.

     (b) "Error" means any failure of the Licensed Data Content to meet the Specifications.

     (c) "Licensed Data Content" means all works of authorship and other materials and intellectual property, including, without limitation, proprietary data content, text, graphics, images, illustrations, still photography, animation, sound, music, and motion videography, and software (including hypertext markup language (HTML) and extensible markup language (XML)) developed or provided by LocatePLUS(R) pursuant to this Agreement.

     (d) "Licensed Technology" means all works of authorship and other materials and intellectual property, including, without limitation, proprietary data content, text, graphics, images, illustrations, still photography, animation, sound, music, and motion videography, and software (including hypertext markup language (HTML) and extensible markup language (XML)) developed or provided by Intellicorp pursuant to this Agreement

     (e) "Source Materials" means all documentation, notes, and other materials provided to LocatePLUS(R) by Intellicorp for use in developing the Licensed Data Content.

     (f) "Specifications" means Intellicorp requirements for the Licensed Data Content as set forth on EXHIBIT A, as the same may be amended by agreement of the parties from time to time.

     (g) "Website" means Intellicorp Internet website for which the Licensed Data Content is being developed and on which the Licensed Data Content will be presented through links to LocatePLUS(R)'s data repository more specifically described in the Specifications.

     (h) "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses, but shall not include any internal costs of either party (such as salary, overhead, ETC.). Adverse Consequences shall be net of any available insurance proceeds and any tax benefit.

                                    ARTICLE 2
                      DELIVERY OF THE LICENSED DATA CONTENT

LOCATEPLUS(R)
-------------

2.1 DATA DELIVERY. Pursuant to the terms of this Agreement, LocatePLUS(R) shall provide Licensed Data Content in accordance with the Specifications and deliver Licensed Data Content pursuant to the terms of this Agreement. LocatePLUS(R) agrees to provide access to its database for the purposes of this Agreement; PROVIDED, HOWEVER, that LocatePLUS(R) makes no representation that such access will be uninterrupted or Error-free.

2.2 EDITORIAL CONTROL. LocatePLUS(R)shall have complete editorial control and responsibility over the Licensed Data Content, subject to its compliance with the terms of this Agreement.

2.3 USE OF LICENSED DATA CONTENT. Intellicorp shall have no obligation to LocatePLUS(R) to use or display the Licensed Data Content, in whole or in part. For the duration of this Agreement, Intellicorp shall have the right to display the Licensed Data Content through a link to LocatePLUS(R)'s data repository in any manner it chooses, PROVIDED that such display is consistent with the provisions of Section 3.5 of this Agreement.

INTELLICORP
-----------

2.4 DATA DELIVERY. Pursuant to the terms of this Agreement, Intellicorp shall provide Licensed Technology in accordance with the Specifications and deliver Licensed Technology pursuant to the terms of this Agreement. Intellicorp agrees to provide access to its Technology for the purposes of this Agreement; PROVIDED, HOWEVER, that Intellicorp makes no representation that such access will be uninterrupted or Error-free.

2.5 TECHNOLOGY CONTROL. Intellicorp shall have complete technology control and responsibility over the Wireless Licensed Data Content, subject to its compliance with the terms of this Agreement.

2.6 USE OF LICENSED TECHNOLOGY. LocatePLUS(R) shall have no obligation to Intellicorp to use the Licensed Technology, in whole or in part. For the duration of this Agreement, LocatePLUS(R) shall have the right to demonstrate the Licensed Technology through any wireless device deemed acceptable by Intellicorp in any manner it chooses, PROVIDED that such demonstration is consistent with the provisions of Section 3.5 of this Agreement.

                                    ARTICLE 3
                         PROPRIETARY RIGHTS AND LICENSE

3.1A OWNERSHIP RIGHTS. Intellicorp acknowledges and agrees that the Licensed Data Content is and shall remain the property of LocatePLUS(R) or LocatePLUS(R)'s licensors or assigns. Except as otherwise provided in this Agreement, LocatePLUS(R) is the owner of all right, title and interest to all intellectual property rights constituting the Licensed Data Content including, but not limited to, copyrights, trademarks, trade names, patents and trade secrets (collectively, the "Intellectual Property Rights").

3.1B OWNERSHIP RIGHTS. LocatePLUS(R) acknowledges and agrees that the Licensed Technology is and shall remain the property of Intellicorp or Intellicorp's licensors or assigns. Except as otherwise provided in this Agreement, Intellicorp is the owner of all right, title and interest to all intellectual property rights constituting the Licensed Technology including, but not limited to, copyrights, trademarks, trade names, patents and trade secrets (collectively, the "Intellectual Property Rights").

3.2 LOCATEPLUS(R) RESTRICTED LICENSE GRANT; DERIVATIVE WORKS; PRIVACY COMPLIANCE

         (a) Subject to the terms of this Agreement, LocatePLUS(R) hereby grants to Intellicorp (for its benefit and for the benefit of its agents and/or customers), a non-exclusive, worldwide right and license, to use, reproduce, publicly and privately display, publicly and privately perform, modify, transmit and distribute the Licensed Data Content, in whole or in part, or copies thereof, in any form and format, including, but not limited to, on and in connection with the Web Site and through e-mail messages ("Permitted Uses"); PROVIDED, that no bulk duplication of the Licensed Data Content will not be deemed a "Permitted Use" for the purpose of this Agreement.

         (b) Any derivative works based on the Licensed Data Content developed or prepared by or through Intellicorp in accordance with Section 3.2(a) shall be owned solely by LocatePLUS(R) and LocatePLUS(R) shall retain all rights in such derivative works, including copyright and all other intellectual property rights; PROVIDED, HOWEVER, that LocatePLUS(R) hereby grants to Intellicorp for Intellicorp benefit and for the benefit of its agents and/or customers, for the duration of this Agreement, the worldwide, non-exclusive, paid-up right and license, to (I) use, reproduce, publicly and privately display, publicly and privately perform, modify, transmit and distribute the Licensed Data Content, in whole or in part, or copies thereof, in any form and format on and in connection with the Permitted Uses; (II) prepare derivative works therefrom for use on and in connection with the Permitted Uses; and (III) authorize others to do any or all of the foregoing in conjunction with Intellicorp business.

         (c) Notwithstanding the foregoing, neither Intellicorp nor its affiliates or end users shall use any of the Licensed Data Content in violation of any federal, state, local or foreign law, ordinance, or directive, including but not limited to the Fair Credit Reporting Act, the Gramm-Leach-Bliley Act, and the European Union Privacy Directive. Intellicorp agrees to establish such procedural safeguards to ensure compliance with the provisions of this Section 3.2(c) as LocatePLUS(R) may request, in its sole discretion, from time to time.

3.3 INTELLICORP RESTRICTED LICENSE GRANT; DERIVATIVE WORKS; PRIVACY COMPLIANCE

         (a) Intellicorp grants to LocatePLUS(R) a nonexclusive, worldwide license to use, reproduce and modify the Intellicorp Content and the Source Materials for the sole purpose of developing the Licensed Data Content in accordance with the terms of this Agreement. Except for the foregoing, Intellicorp shall retain all right, title and interest in and to the Intellicorp Content and Source Materials, including copyright and all other intellectual property rights. LocatePLUS(R) shall have no rights to copy, use, reproduce, display, perform, modify or transfer the Intellicorp Content or Source Materials or any derivative works thereof unless expressly provided for herein or authorized by advance written authorization from Intellicorp.

         (b) Any derivative works based on the Licensed Technology or Content developed or prepared by or through LocatePLUS(R) in accordance with Section

3.3(a) shall be owned solely by Intellicorp and Intellicorp shall retain all rights in such derivative works, including copyright and all other intellectual property rights; PROVIDED, HOWEVER, that Intellicorp hereby grants to LocatePLUS(R) for LocatePLUS(R) benefit and for the benefit of its agents and/or customers, for the duration of this Agreement, the worldwide, non-exclusive, paid-up right and license, to (I) use, reproduce, publicly and privately display, publicly and privately perform, modify, transmit and distribute the Licensed Technology or Content, in whole or in part, or copies thereof, in any form and format on and in connection with the Permitted Uses; (II) prepare derivative works therefore for use on and in connection with the Permitted Uses; and (III) authorize others to do any or all of the foregoing in conjunction with LocatePLUS(R) business.

         (c) Notwithstanding the foregoing, neither LocatePLUS(R) nor its affiliates or end users shall use any of the Licensed Technology or Content in violation of any federal, state, local or foreign law, ordinance, or directive, including but not limited to the Fair Credit Reporting Act, the Gramm-Leach-Bliley Act, and the European Union Privacy Directive. Intellicorp agrees to establish such procedural safeguards to ensure compliance with the provisions of this Section 3.3(c) as Intellicorp may request, in its sole discretion, from time to time.

3.4 WEBSITE LINKAGES. During the term of this Agreement and subject to its terms, LocatePLUS(R)grants to Intellicorp a license to link to LocatePLUS(R)'s data repository to obtain the Licensed Data Content.

3.5 WIRELESS ACCESS. N/A

3.6 PROMOTION, BRANDING AND USE OF TRADEMARKS. Each of the parties hereby licenses the other the right to use such party's name, logo, and trademarks for the purpose of this Agreement and its promotion. Further, Intellicorp and LocatePLUS(R) shall use its best efforts to market and advertise mutually each others product or service to existing and future customer base using both Intellicorp and LocatePLUS(R) full marketing resources and will provide 24 hour support for the LocatePLUS(R)/Intellicorp integrated system 365 days per year via toll free in-bound telephone lines.

3.7 ATTRIBUTION. Intellicorp shall indicate LocatePLUS(R)'s ownership of the Licensed Data Content by displaying LocatePLUS(R)'s copyright notice as may be requested by LocatePLUS(R) from time to time.

3.8 EXCLUSIVITY. Neither party shall be bound to the other party by an exclusive or semi-exclusive license to exchange data or products. Specifically, it is recognized that both the LocatePLUS(R) and Intellicorp have other existing or potential "Channel Partners" and relationships that it shall continue or develop subsequent to this Agreement. No such Channel Partners or similar relationships shall be affected by the Agreement.

3.9 DISCLOSURE. Each of the parties recognizes the strategic importance of the announcement of a "Channel Partner Agreement" and both parties agree to work together on any press release or announcement relating to this Agreement.

                                    ARTICLE 4
                                     PAYMENT

4.1 REVENUE SHARING. Intellicorp agrees to pay a royalty (the "Revenue Share") for the Licensed Data Content equal to 50% of all of Intellicorp revenue arising from the Licensed Data Content, after Intellicorp cost, discounts or promotional items; PROVIDED, HOWEVER, that no Revenue Share shall be due to LocatePLUS(R) arising from sales or licenses of data that do not include access to the Licensed Data Content. Intellicorp agrees that it shall keep true and correct books of account with respect to all revenue in accordance with generally accepted accounting principles, consistently applied. LocatePLUS(R) agrees to pay a royalty (the "Revenue Share") for the Licensed Technology or Content equal to 50% of all of LocatePLUS(R) revenue arising from the Licensed Technology or Content, after discounts or promotional items; PROVIDED, HOWEVER, that no Revenue Share shall be due to Intellicorp arising from sales or licenses of data that do not include access to the Licensed Technology or Content. LocatePLUS(R) agrees that it shall keep true and correct books of account with respect to all revenue in accordance with generally accepted accounting principles, consistently applied.

4.2 TAXES. Mutually each party shall be responsible for the payment of all sales, use and similar taxes, if any for their respected revenue or service.

4.3 EXPENSES. LocatePLUS(R) shall bear all "data" related expenses arising from the performance of its obligations under this Agreement; PROVIDED, HOWEVER, that LocatePLUS(R) and Intellicorp shall share equally the expenses relating to establishing and maintaining data lines between them.

4.4 PAYMENT. Each party shall pay the Revenue Share due for each month no later than the tenth day of the following month, without requirement of an invoice or demand..

4.5 AUDIT RIGHT. Each party may, from time to time, during each other's customary business hours and in a manner that will not be unduly burdensome to the other party review the books and records for the sole purpose of determining each party's compliance with this Article. No more than once per year, the respective party may request an audit of the other party's financial records to determine compliance with this Article by a Certified Public Accountant of the requesting party selection; PROVIDED that the costs of such audit will be borne by the requesting party; PROVIDED FURTHER, HOWEVER, that the costs of such audit will be borne by the other party in the event that the audit determines that the fees due under this Article (including the Revenue Share) have been knowingly understated by the other party by 10% or more. All information and data obtained for such reviews or audits shall be maintained in strict confidence bythe requesting party, will be used solely for the express purpose set forth in this Agreement, and will not be disclosed to third-parties except as may be so ordered by a court of competent jurisdiction.

4.6 ADDITIONAL PRODUCT OFFERINGS. Each party acknowledges that the initial product offering will not be fully and totally comprehensive and, that it (the product) will initially be offered at a discount to entice customers to purchase the product. Thereafter, the parties agree that additional features, content, and/or functionality will result in an additional charge to existing customers as well as to prospective future customers. The same revenue and royalty sharing arrangement shall still be in effect as prices increase to the customer base, hence revenue, and on the same 50:50 split as noted above.

                                    ARTICLE 5
                                 CONFIDENTIALITY

5.1 CONFIDENTIAL INFORMATION. "Confidential Information" means all trade secret, competitive, confidential, technical, business and economic information or data owned and/or developed by a party to this Agreement, whether or not the same is labeled or marked as "proprietary," "confidential," or the like. Confidential Information will not include information that (I) a party can verify that it had in its possession prior to disclosure of such information under this Agreement;
(II) is furnished to a party by a third-party as a matter of right without restriction and which was not received directly or indirectly from a party to this Agreement; (III) becomes part of the public domain by publication or otherwise through no fault of a party to this Agreement or any of such party's agents; (IV) is approved, in writing, for release or disclosure by the disclosing party; or (V) is disclosed by reason of order of a court of competent jurisdiction.

5.2 RETURN OF CONFIDENTIAL INFORMATION. Upon termination of this Agreement for any reason, each party's Confidential Information will be immediately returned to that party.

5.3 PUBLICITY. Both parties to this Agreement shall work closely together in promoting their respective products and shall seek written permission from the other party before the release of details or other activities surrounding and encompassing the obligations contained within this Agreement.

                                    ARTICLE 6
                         WARRANTIES AND REPRESENTATIONS

6.1 WARRANTIES AND REPRESENTATIONS OF LOCATEPLUS(R). As a material inducement to Intellicorp to enter into this Agreement, LocatePLUS(R) represents, warrants and covenants to Intellicorp as follows:

         (a) LocatePLUS(R) has the full power to enter into this Agreement and perform the services provided for herein, and that such ability is not limited or restricted by any agreements or understandings between LocatePLUS(R) and other persons or companies.

         (b) LocatePLUS(R) has the ability to perform and continue to perform its obligations under this Agreement, that no legal proceedings have been threatened or brought against LocatePLUS(R) that could threaten performance of this Agreement and that entering into this Agreement is not prohibited by any contract, applicable law, governmental regulation, or order by any court of competent jurisdiction.

         (c) The Licensed Data Content is provided "as is." LocatePLUS(R) makes no warranty, unless otherwise agreed upon that all Errors have been or can be eliminated from the Licensed Data Content, and LocatePLUS(R) will in no event be responsible for losses of any kind resulting from the use of the Licensed Data Content or derivative works thereof, including, without limitation, any liability for business expense, machine downtime, or damages caused to Intellicorp or any of its customers by any Error, deficiency, defect, or malfunction. LocatePLUS(R) will not be responsible for any adverse consequences resulting from any interruption of the Licensed Data Content; PROVIDED that such interruption is not the result of the intentional misconduct or gross negligence of LocatePLUS(R). EXCEPT AS SPECIFICALLY SET FORTH HEREIN, LOCATEPLUS(R) DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATING TO THE LICENSED DATA CONTENT AND ANY DERIVATIVE WORKS THEREOF OR ANY USE THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY WHATSOEVER AS TO THE FITNESS FOR A PARTICULAR PURPOSE OF, THE MERCHANTABILITY OF, OR THE NON-INFRINGEMENT BY THE LICENSED DATA CONTENT OR ANY DERIVATIVE WORKS THEREOF OF ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS.

6.2 WARRANTIES AND REPRESENTATIONS OF INTELLICORP. As a material inducement to LocatePLUS(R) enter into this Agreement, Intellicorp represents, warrants and covenants to Intellicorp as follows:

         (a) Intellicorp has the full power to enter into this Agreement and perform the services provided for herein, and that such ability is not limited or restricted by any agreements or understandings between Intellicorp and other persons or companies.

         (b) Intellicorp has the ability to perform and continue to perform its obligations under this Agreement, that no legal proceedings have been threatened or brought against Intellicorp that could threaten performance of this Agreement and that entering into this Agreement is not prohibited by any contract, applicable law, governmental regulation, or order by any court of competent jurisdiction.

         (c) The Licensed Technology and or Content is provided "as is". Intellicorp makes no warranty, unless otherwise agreed upon that all Errors have been or can be eliminated from the Licensed Technology and or Content, and Intellicorp will in no event be responsible for losses of any kind resulting from the use of the Licensed Technology and or Content or derivative works thereof, including, without limitation, any liability for business expense, machine downtime, or damages caused to LocatePLUS(R) or any of its customers by any Error, deficiency, defect, or malfunction. Intellicorp will not be responsible for any adverse consequences resulting from any interruption of the Licensed Technology and or Content; PROVIDED that such interruption is not the result of the intentional misconduct or gross negligence of Intellicorp. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, INTELLICORP DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATING TO THE LICENSED TECHNOLOGY AND OR CONTENT AND ANY DERIVATIVE WORKS THEREOF OR ANY USE THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY WHATSOEVER AS TO THE FITNESS FOR A PARTICULAR PURPOSE OF, THE MERCHANTABILITY OF, OR THE NON-INFRINGEMENT BY THE LICENSED TECHNOLOGY AND OR CONTENT OR ANY DERIVATIVE WORKS THEREOF OF ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS

                                    ARTICLE 7
                              TERM AND TERMINATION

7.1 TERM. This Agreement will become effective on the date set forth on the signature page and will be in effect for a period of (2) two years (the "Term"), unless terminated sooner by either party in accordance with this Article. The Term may be extended only by written agreement signed by both parties.

7.2 TERMINATION. Notwithstanding Section 7.1 above, this Agreement may be terminated at any time by either party upon 180 days' written notice to the other party; PROVIDED, HOWEVER, that either party may terminate this Agreement upon a material breach of this Agreement's terms by the other party upon 30 days notice and the opportunity to cure such breach; PROVIDED FURTHER that no such cure period need be provided in the case of breaches of the provisions of
Article 3.

7.3 EFFECT OF TERMINATION. Upon the effective date of termination (I) LocatePLUS(R) shall immediately cease to provide the Licensed Data Content; (II) Intellicorp shall immediately cease to provide the Licensed Technology or Content; (III) each party shall return to the other or destroy, at the other party's instruction, all of the other party's Confidential Information; and (IV) both parties shall promptly discontinue all use of the other's trademarks, logos and names, including in promotional and marketing materials and on the Website.

                                    ARTICLE 8
                             MUTUAL INDEMNIFICATION

8.1 MUTUAL INDEMNIFICATION. Each of the parties (the "Indemnifying Party") agrees to indemnify and hold the other (the "Indemnified Party") harmless from and against any claims, damages, demands, or actions arising out of or relating to breaches of the provisions of Sections 3, 4, 5, 6, and 7 of this Agreement.

8.2 MATTERS INVOLVING THIRD PARTIES.

         (a) If a third party makes any claim or demand on an Indemnified Party with respect to any matter which may give rise to a claim for indemnification under Section 8.1 (a "Third Party Claim"), then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

         (b) The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within fifteen days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, and
(B) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

         (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.2(b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party unless the Indemnified Party chooses to exercise its rights under Section 8.2(d), below, to assume all defense and liability for such Third Party Claim, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, unless any such judgment or settlement requires only the payment of money and no injunctive or other equitable relief.

         (d) In the event any of the conditions in Section 8.2(c) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), and (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses).

         (e) In the event all of the conditions of Section 8.2(c) above are and remain satisfied, if (A) the Third Party Claim seeks an injunction or other equitable relief, or (B) settlement of, or an adverse judgment with respect to, the Third Party Claim is, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, then the Indemnified Party, in its sole discretion and at its sole expense, may assume the defense of such Third Party Claim by giving written notice of its intention to do so as part of the notice to be given by the Indemnified Party pursuant to Section 8.2(c) above.

                                    ARTICLE 9
                               DISPUTE RESOLUTION

9.1 EXECUTIVE MANAGEMENT. All disputes shall initially be referred jointly to a representative designated by each party, which may, but need not, be the "Designated Person" as defined in Section 10.2. If the designated representative(s) are unable to resolve the dispute within seven business days after referral of the matter to them, the parties shall submit the dispute to a senior executive from each party for resolution.

9.2 BINDING ARBITRATION AND JURY TRIAL WAIVER. Any dispute with respect to this Agreement which is not resolved within ten days after referral to the parties' senior executives in accordance with Section 9.1, shall at any time thereafter at the initiation of either party, be submitted to arbitration which shall be the exclusive means for resolving any such disputes. Such arbitration shall be held in the Boston, Massachusetts and shall be conducted by the American Arbitration Association in accordance with its Arbitration Rules and Procedures then in effect. The arbitrators will be selected from a panel of retired judges and will have familiarity with dispute resolution in the information technology industry. Any costs associated with the arbitration shall be borne by the non-prevailing party. All decisions of the arbitrators shall be binding on both parties. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY AND AGREE THAT IF THE FOREGOING BINDING ARBITRATION PROVISION IS DETERMINED FOR ANY REASON TO BE UNENFORCEABLE OR INAPPLICABLE TO A PARTICULAR DISPUTE, THEN SUCH DISPUTE SHALL BE DECIDED SOLELY BY A JUDGE, WITHOUT THE USE OF A JURY, SITTING IN A COURT OF COMPETENT JURISDICTION. This binding arbitration and jury trial waiver provision shall survive termination of this Agreement. Nothing in this Agreement will prevent either party from applying for injunctive relief in any court of competent jurisdiction.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1 NOTICES. For purposes of all notices and other communications required or permitted to be given hereunder, the addresses of the parties hereto shall be as indicated below. All notices shall be in writing and shall be deemed to have been duly given if sent by facsimile, the receipt of which is confirmed by return facsimile, or sent by first class registered or certified mail or its equivalent, return receipt requested, addressed to the parties at their addresses set forth below:

IF TO LOCATEPLUS(R). COM, INC., TO:            WITH A MANDATORY COPY TO:

LocatePLUS(R).com, Inc.                        Kirkpatrick & Lockhart LLP
100 Cummings Center, Suite 235M                75 State Street
Beverly, Massachusetts 01915                   Boston, Massachusetts 02109
Attention: Robert A. Goddard, CFO              Attention:  Jeffrey P. Donohue

IF TO INTELLICORP, TO:

Intellicorp Systems, Inc.
6001 Cochran Rd., Suite 200
Solon, OH 44139
Attention:  Chad Salahshour

10.2 DESIGNATED PERSON. The parties agree that all materials exchanged between them for formal approval shall be communicated between a single designated person at each party, or a single alternate designated person at each party (in either case, the "Designated Person"). Neither party shall have any obligation to consider for approval or respond to materials submitted other than through the Designated Persons. Each party shall have the right to change its Designated Person from time to time and to so notify the other in writing of such change. The initial Designated Person for Intellicorp is Steve Silva and for LocatePLUS(R) is Robert Goddard.

10.3 GOVERNING LAW. The laws of the Commonwealth of Massachusetts shall govern the validity, construction, and performance of this Agreement without giving effect to its conflicts of laws provisions.

10.4 ENTIRE AGREEMENT. This Agreement, including the attached Schedules which are incorporated herein by reference, contains the entire understanding and agreement of the parties with respect to the subject mater contained herein, supersedes all prior oral or written understandings and agreements relating thereto except as expressly otherwise provided, and may not be altered, modified or waived in whole or in part, except in writing, signed by duly authorized representatives of both of the parties.

10.5 SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be contrary to any law, the remaining provisions shall remain in full force and effect as if said provision never existed.

10.6 ASSIGNMENT. Neither party may sell, transfer, sublicense, hypothecate or assign its rights and duties under this Agreement without the written consent of the other party. No rights of either party hereunder shall devolve by operation of law or otherwise upon any receiver, liquidator, trustee, or other party. This Agreement shall inure to the benefit of both parties, their successors and assigns.

10.7 WAIVER AND AMENDMENTS. No waiver, amendment, or modification of any provision of this Agreement shall be effective unless consented to by both parties in writing. No failure or delay by either party in exercising any rights, powers, or remedies under this Agreement shall operate as a waiver of any such right, power, or remedy.

10.8 SURVIVAL. Sections 5, 8, 9 and 10 will survive the expiration or termination of this Agreement for any reason.

10.9 USER DATA. All individual customer information and data provided to customers of Intellicorp or otherwise collected by LocatePLUS(R) relating to user activity on the Intellicorp Website shall be owned solely by Intellicorp LocatePLUS(R) agrees to use such information only as required by relevant law or as authorized under this Agreement and shall not disclose, sell, license, or otherwise transfer any such information to any third party or use any such confidential information for the transmission of "junk mail," "spam," or any other unsolicited mass distribution of information.

                                      * * *



THE PARTIES HERETO AS OF THE DATE FIRST ABOVE WRITTEN EXECUTE IN WITNESS WHEREOF, THIS AGREEMENT.





INTELLICORP SYSTEMS, INC.                       LOCATEPLUS HOLDINGS CORPORATION


By:    /s/ Chad Salashour                       By:    /s/ Robert A. Goddard
       ------------------                              ---------------------
Name:  Chad Salahshour                          Name:  Robert A. Goddard
Title: Managing Member                          Title: CFO & Treasurer

                                   SCHEDULE A

                      SPECIFICATIONS AND DELIVERY SCHEDULE



I.          LICENSED DATA CONTENT SPECIFICATIONS



A GENERAL DESCRIPTION OF THE "LICENSED DATA CONTENT." LocatePLUS(R) will provide Intellicorp with internet-delivered comprehensive background data, including but not limited to: address history reports; civil court actions; bankruptcies; liens and judgments; real property records; professional licenses; and controlled substance issuer licenser records, when integrated. (Collectively, the "Data").

LocatePLUS(R) will add supplemental data sets in the future, including but not limited to:



           ========================================================
                     FUTURE DATABASE INTEGRATIONS
           ========================================================
              Criminal, Arrest, and Conviction Records
           ========================================================
              Motor Vehicle Records
           ========================================================
              Corporate and Uniform Commercial Code Filings
           ========================================================
              Death Records
           ========================================================
              Driver's License Records
           ========================================================
              IRS Enrolled Agents and Tax Practitioners
           ========================================================
              Professional Licenses
           ========================================================
              Firearms and Explosives Licensing
           ========================================================
              DEA Controlled Substance Licensing
           ========================================================
              Fictitious Business Name Filings
           ========================================================
              Regional Consumer Licenses
           ========================================================


Via an XML stream, LocatePLUS(R) will be able to provide the following reports you offer immediately upon contract signature and XML setup delivery and site design:

                                   SCHEDULE B

                                PAYMENT SCHEDULE


         In establishing the communications linkage between the LocatePLUS(R) and Intellicorp, certain "upfront" engineering expenses will occur. As such, the LocatePLUS(R) agrees to establish the linkage between the two parties. In conjunction with the execution of this Agreement, Intellicorp shall agree to provide all necessary support and expenses pertaining to their end of the "linkage" as described herein. LocatePLUS(R) shall bear its expenses for its end of the "linkage" as described herein.

         On a monthly basis, the LocatePLUS(R) shall provide Intellicorp with a detailed report of activity and usage of the data by users of Intellicorp. In conjunction with that report, Intellicorp shall supply the LocatePLUS(R) with the charges and pricing in effect for that current month for access to the LocatePLUS(R)'s data. LocatePLUS(R)'s Finance Department shall compute the usage for the month and implied revenue received by Intellicorp and submit to Intellicorp an invoice that shall be paid and satisfied as per the terms set forth herein. LocatePLUS(R) will allow Intellicorp, Inc free of charge usage of the database for demonstration purposes of the Licensed Data Content.